THIS AMENDMENT TO THE ASSET PURCHASE AGREEMENT (the "**Amendment**") is made on the 1st day of August, 2017 by and between BDO Canada Limited, in its capacity as Court-appointed receiver of Astoria Organic Matters Ltd. and Astoria Organic Matters Canada LP, and not in any other capacity (in such capacity, the "**Receiver**"), SusGlobal Energy Belleville Ltd., as purchaser (the "**Purchaser**"), and, for the purposes of Section 8.18 of the APA, SusGlobal Energy Canada Corp. (the "**Parent**").

PREAMBLE

WHEREAS the Receiver, the Purchaser and the Parent have entered into an asset purchase agreement dated July 28, 2017 (the "**APA**"); and

WHEREAS the Receiver and the Purchaser have agreed to amend the APA as indicated in this Amendment.

NOW THEREFORE, in consideration of the covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

1. The preamble forms an integral part of this Amendment.

2. Unless otherwise defined herein, defined terms used herein shall have the meanings ascribed to such terms in the APA.

3. The defined term "Assumed Capital Leases" in Section 1.01 of the APA is deleted in its entirety.

4. The reference to "Exhibit D – Assumed Capital Leases" in Section 1.07 of the APA is deleted and replaced by "Intentionally omitted".

5. The words "(including the Assumed Capital Leases)" in Section 2.08(1)(a) are deleted in their entirety.

6. Paragraph 1 of Exhibit "B" to the APA, and any reference to "Assumed Capital Leases", is deleted in its entirety.

7. Exhibit "D" to the APA is entirely deleted.

8. The description in Exhibit "F" to the APA is deleted in its entirety and replaced by "NONE".

9. Exhibit "G" to the APA is amended to add the following:

   "h. 2013 Liebherr Model A316LI wheeled material handler with TCD 127hp capacity diesel engine, hydraulic lifting cab, s/n 1041-63129

   i. 2013 RotoChopper model B66T portable grinder, s/n 13-2632"

10. Except as amended as of the date hereof by this Amendment, the APA shall remain unmodified and in full force and effect in accordance with its terms. On and after the date hereof,, each reference in the APA to "this Agreement", "hereof", "herein", "hereto", "hereunder", "hereby" and similar expressions referring to the APA refer to the APA as amended by this Amendment.

11. This Amendment shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable therein.

12. This Amendment, the APA (including the agreements contemplated thereunder) and the Non-Disclosure Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and such agreements cancel and supersede any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Amendment, the APA (including the agreements contemplated thereunder) or in the Non-Disclosure Agreement.

13. This Amendment and all documents contemplated by or delivered under or in connection with this Amendment may be executed and delivered in any number of counterparts, including by means of telecopied, PDF or other digital format signature pages, with the same effect as if all parties had signed and delivered the same document, and all counterparts shall together constitute one and the same original document.

[signatures on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above mentioned by their respective officers thereunto duly authorized.

SUSGLOBAL ENERGY BELLEVILLE LTD.

Per: [signature]
Name: MARC HAZOUT
Title: PRESIDENT
I have authority to bind the corporation

Per: [signature]
Name: Ike Makrimichalos
Title: Chief Financial Officer
I have authority to bind the corporation

For the purposes of Section 8.18:

SUSGLOBAL ENERGY CANADA CORP.

Per: [signature]
Name: MARC HAZOUT
Title: PRESIDENT
I have authority to bind the corporation

Per: [signature]
Name: Ike Makrimichalos
Title: Chief Financial Officer
I have authority to bind the corporation

BDO CANADA LIMITED, solely in its capacity as Receiver of ASTORIA ORGANIC MATTERS LTD. and ASTORIA ORGANIC MATTERS CANADA LP, and not in any other capacity

Per: ______________________

Name: Christopher Mazur

Title: Senior Vice President